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                                                                   EXHIBIT 10.49

           FIRST AMENDMENT TO PLEDGE AGREEMENT DATED DECEMBER 3, 1999


         This FIRST AMENDMENT TO PLEDGE AGREEMENT DATED DECEMBER 3, 1999, is made this 28th day of March, 2000, between KING FAMILY PARTNERS, an Ohio limited partnership ("Pledgor"), and POPMAIL.COM, INC., a Minnesota corporation (the "Company"), as secured party.

                              W I T N E S S E T H:

         WHEREAS, Pledgor has executed and delivered that certain promissory note dated December 3, 1999, payable to the Company in the principal amount of $2,450,000 (the "December 1999 Note");

         WHEREAS, Pledgor owns 1,250,000 shares of the common stock, $.01 par value, of the Company (the "Shares"), which were pledged to the Company as security for Pledgor's obligations under the December 1999 Note pursuant to a Pledge Agreement dated as of December 3, 1999 (the "Pledge Agreement");

         WHEREAS, Pledgor has executed another promissory note dated March 28, 2000, payable to the Company in the amount of $245,000 (the "March 2000 Note");

         WHEREAS, Pledgor has agreed to modify the terms of the Pledge Agreement so that the Pledge Agreement, as amended, will secure all amounts due and owing under the March 2000 Note, in addition to all amounts due and owing under the December 1999 Note.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth herein, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The term "Shares" as used in the Pledge Agreement shall be deemed to include the 122,500 shares of common stock, par value $.01 per share, of the Company acquired by Pledgor on or about March 30, 2000.

         2. The term "Secured Obligations" as used in the Pledge Agreement shall, in addition to all of Pledgor's obligation's to the Company arising out of the December 1999 Note, also be deemed to include all of Pledgor's obligations for the payment and performance of each and every debt, liability and obligation pursuant to the March 2000 Note.

         3. Except as expressly amended hereby, all other terms and conditions of the Pledge Agreement shall remain in full force and effect.

                           [SIGNATURE PAGE TO FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

PLEDGOR:                       KING FAMILY PARTNERS, an Ohio limited partnership

                               By:  SDK Investments, Inc., its General Partner


                               By: /s/ Stephen D. King
                                   ---------------------------------------------
                                   Stephen D. King, President

THE COMPANY:
                               POPMAIL.COM, INC., a Minnesota corporation


                               By: /s/ Thomas W. Orr
                                   ---------------------------------------------
                                   Thomas W. Orr
                                   Chief Financial Officer


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